AGREEMENT FOR
                  FINANCIAL PUBLIC RELATION SERVICES

THIS AGREEMENT is entered into this day of October 24, 2000 by and between William R. Tunnell, with his principal place of business at 20165 North 67th Avenue, Suite 122A, Glendale, Arizona and Galtech Semiconductor Material, Inc., (hereinafter "Client"), a Utah corporation, with its principal place of business at 923 West 500 North, Lindon, Utah 84042. Hereinafter Client and William R. Tunnell are referred to collectively as "Parties" and singularly as "Party."

WHEREAS, the Parties desire to set forth the terms and conditions under which the said services shall be performed.

Now, therefore, in consideration of these promises of the mutual covenants herein, the Parties hereto agree as follows:

ARTICLE I - SCOPE OF SERVICES

William R. Tunnell will assist the Client on a non-exclusive basis in the following areas:

     1.  Investor Relations
         A. Stockholder Inquiries
         B. Stockbroker Inquiries
         C. Mail out materials as requested
         D. Recommend and help develop Company Public Relations information
         E. Place all Press Releases

     2. Develop, implement and maintain an ongoing market awareness program

     3. Develop new market makers

     4. Develop a stock support program

     5. Arrange for Investment Banking Agreement
        A. $500,000 cash
        B. $5,000,000 credit line

ARTICLE II - PERIOD OF PERFORMANCE

     Both parties acknowledge that William R. Tunnell has been performing services since 1 January 1999. The period of performance under this agreement shall be a period of two years from 1 January 1999, or one year after the approval of the SB-2 and receipt of 5A above, whichever is greater. Either Party may cancel this agreement with 90 day notice.

ARTICLE III - CONTRACTUAL RELATIONSHIP

     In performing the services under this Agreement, William R. Tunnell shall operate as, and have the status of, an independent contractor. The Client and William R. Tunnell will be mutually responsible for determining the means and the method for performing the services described in ARTICLE I above.

ARTICLE IV - COMPENSATION

William R. Tunnell compensation as follows:

     1.  2,000,000 shares of Client's 144 restricted common stock.
         A. 6 July 1999 500,000 shares
         B. Upon signing of investment banking contract 500,000 shares
         C. 500,000 shares contingent upon receipt of $500,000 funding
         D. 500,000 shares contingent upon receipt of $500,000 funding

ARTICLE V - PROTECTION OF PROPRIETARY RIGHTS

     William R. Tunnell agrees that all information disclosed to it about the Client's products, processes and services are the sole property of the Client and it will not assert any rights to any confidential or proprietary information or material, nor will it directly or indirectly, except as required in the conduct of its duties under the Agreement, disseminate or disclose any such confidential information.

ARTICLE VI - MISCELLANEOUS

     This Agreement constitutes the entire agreement between the Client and William R. Tunnell relating to providing financial relations services. It supercedes all prior or contemporaneous communications, representations or agreements, whether oral or written, with respect to the subject matter hereof and has been induced by no representations, statements or agreements other than those herein expressed. No agreement hereafter made between the Parties shall be binding on either part unless reduced to writing and signed by an authorized officer of the party bound thereby.

IN WITNESS WHEREOF, THE Parties hereto have caused this Agreement to be executed by duly authorized officers.

GALTECH Semiconductor Materials, Inc.

By: /s/ William F. Pratt                    By: /s/ William R. Tunnell
    --------------------                        ----------------------
    William F. Pratt, President & CEO           William R. Tunnell, President

Date: 24 Oct. 2000                          Date: 29 Oct. 2000
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